UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2008

Federal-Mogul Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-52986	20-8350090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan	48033
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 31, 2008, G. Michael Lynch will retire as Executive Vice President and Chief Financial Officer of Federal-Mogul Corporation, a Delaware corporation (the “Company”). In connection with Mr. Lynch’s retirement, (i) the Amended and Restated Employment Agreement dated as of June 18, 2002 between the Company and Mr. Lynch and (ii) the Severance Agreement dated as of June 18, 2002 between the Company and Mr. Lynch will terminate on March 31, 2008.

Jeff Kaminski, age 46, will become the Company’s Senior Vice President and Chief Financial Officer effective April 1, 2008. Mr. Kaminski has served as the Company’s Senior Vice President, Global Purchasing and a member of the Strategy Board of the Company since April 2005. From November 2003 to April 2005, he served as Vice President of Global Supply-Chain Management. From July 2001 to November 2003, Mr. Kaminski was Vice President, Finance, Powertrain Operations and served in numerous finance and operations positions including Finance Director, Sealing Systems, General Manager of the Company’s Aftermarket subsidiary based in Australia and International Controller for the Company’s Aftermarket group. Mr. Kaminski has been employed by the Company since 1989 with the exception of a brief period from January 2001 to July 2001 during which he served as Vice President, Finance for GDX Automotive. Mr. Kaminski is a certified public accountant and began his career in 1983 with the accounting firm of Deloitte, Haskins & Seals before he joined RP Scherer Corporation in August 1987 and the Company in 1989. Copies of Mr. Kaminski’s Amended and Restated Employment Agreement dated as of June 24, 2002 and Severance Agreement dated as of June 24, 2002 with the Company are attached hereto as Exhibits 99.1 and 99.2, respectively.

There are no family relationships between Mr. Kaminski and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company. Other than as a result of Mr. Kaminski’s employment with the Company, the Company has had no transactions since the beginning of its last fiscal year, and has no transactions proposed, in which Mr. Kaminski, or any member of his immediate family, has a direct or indirect material interest.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Amended and Restated Employment Agreement between Jeff J. Kaminski and the Company dated as of June 24, 2002

99.2	Severance Agreement between Jeff J. Kaminski and the Company dated as of June 24, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Corporation (Registrant)

Date: March 19, 2008	By:	/s/ Robert L. Katz
Robert L. Katz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amended and Restated Employment Agreement between Jeff J. Kaminski and the Company dated as of June 24, 2002

99.2	Severance Agreement between Jeff J. Kaminski and the Company dated as of June 24, 2002

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